UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 14, 2004

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



   DELAWARE                          0-15886                     13-3138397
--------------------------------------------------------------------------------
   (State of                       (Commission                (I.R.S. Employer
  organization)                    File Number)              Identification No.)





    One Penn Plaza, New York, NY                                  10119
----------------------------------------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (212) 244-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

     On October 14, 2004, The Navigators Group, Inc. issued a press release with respect to its current estimate of after-tax net losses from Hurricane Ivan. A copy of this press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     99.1  The Navigators Group, Inc. press release dated October 14, 2004



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE NAVIGATORS GROUP, INC.
                                         --------------------------
                                         (Registrant)


                                         /s/ Bradley D. Wiley
                                         ---------------------------------------
                                         Name:  Bradley D. Wiley
                                         Title: Senior Vice President, Financial
                                                Compliance Officer and Secretary


Date: October 14, 2004

INDEX TO EXHIBITS


Number            Description
------            -----------

 99.1             Press Release dated October 14, 2004